UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 30, 2002

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


         DELAWARE                      000-25887              36-3681151
(State or other jurisdiction   (Commission file number)    (I.R.S. employer
     of incorporation)                                     identification no.)

       TEN NORTH DEARBORN                                       60602
       CHICAGO, ILLINOIS                                     (Zip Code)
(Address of principal executive
          offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On December 30, 2002, PrivateBancorp, Inc. (the "Company") announced the completion of its acquisition of a controlling interest in the business of Lodestar Investment Counsel, Inc., a Chicago-based investment advisor. Attached as Exhibit 99.1 is a copy of the press release relating to the completion of this acquisition, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1      Press Release dated December 30, 2002.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


Date:  December 30, 2002               By:  /s/ Ralph B. Mandell
                                            ------------------------------------
                                            Ralph B. Mandell
                                            Chairman of the Board, President and
                                              Chief Executive Officer


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

99.1   Press Release dated December 30, 2002.


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